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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  March 24, 1998



                                  SHOPPING.COM
             (Exact name of registrant as specified in its charter)


      CALIFORNIA                     333-36215                  33-0733679
    (State or other                 (Commission              (I.R.S. Employer
     jurisdiction                  File Number)             Identification No.)
   of incorporation)



                       2101 E. COAST HIGHWAY, GARDEN LEVEL
                        CORONA DEL MAR, CALIFORNIA          92625
               (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code:         (714) 640-4393


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5         OTHER EVENTS.

       On March 24, 1998, the Securities and Exchange Commission (SEC) issued an order suspending trading in the Company's securities for the period from 9:30 a.m. EST, March 24, 1998 through 11:59 p.m. EDT, on April 6, 1998, alleging that there appears to be a "lack of current and accurate information concerning the securities of Shopping.com because of recent market activity in the stock that may have been the result of manipulative conduct." Ref. SEC Release File No. 500- 1. (Press Release dated March 25, 1998 is attached as Exhibit 99.1).

       The Company is advised that the SEC has initiated a private inquiry to determine whether violations of Section 17(a) of the Securities Act of 1933,
Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder have occurred in connection with alleged false and misleading statements concerning the alleged control and manipulation of the Company's Common Stock. The SEC has not alleged any violations, but is investigating the facts to determine whether violations, if any, have occurred. The Company is fully cooperating with the SEC's inquiry.

       On March 24, 1997, the Board of Directors accepted the resignation of Bill Gross from his position as Chairman of the Board for personal reasons unrelated to the recent SEC inquiry. (Resignation letter is attached as Exhibit 20.1). The Company's Chief Executive Officer, Robert J. McNulty, will replace Mr. Gross and assume the responsibilities of Chairman effective immediately.

       Frank W. Denny has been appointed Director of the Company to fill the vacancy created by Mr. Gross' resignation. Mr. Denny is currently the founder and president of Group InterCom, an international marketing company, and founder and president of Cibolo Group, an international business consulting firm. Mr. Denny has over thirty years of experience in specialty retail operations and management, and has organized several ventures involving specialty retail concepts. In 1983, Mr. Denny founded Builders Square, which he helped build into a national franchise of 145 warehouse stores over six years. Prior to founding Builders Square, Mr. Denny served as the President and CEO of W.R. Grace Home Centers the first national chain of home centers. Mr. Denny also was the Executive vice-president/General Manager of Angels Home Improvement Centers and the President of Handy Dan, a public company which was later acquired by W.R. Grace Home Centers. (Press Release dated March 31, 1998 is attached as 99.2).

ITEM 7         EXHIBITS.

       The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit        Name of Exhibit

   20.1        Letter of Resignation dated March 24, 1998
   99.1        Press Release dated March 25, 1998
   99.2        Press Release dated March 31, 1998



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                                  EXHIBIT INDEX


EXHIBIT NUMBER                             NAME OF  EXHIBIT

   20.1                               Letter of Resignation dated March 24, 1998
   99.1                               Press Release dated March 25, 1998
   99.2                               Press Release dated March 31, 1998





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SHOPPING.COM


Date: March 31, 1998               By:         /s/ Kristine E. Webster
                                          ----------------------------
                                          Kristine E. Webster
                                          Chief Financial Officer and Treasurer
                                          (Principal Accounting Officer)







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